UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2012

Patapsco Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	0-28032	52-1951797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Merritt Boulevard, Dundalk, Maryland 21222

(Address of Principal Executive Offices) (Zip Code)

          Registrant’s telephone number, including area code: (410) 285-1010

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 260.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 2, 2012, William C. Wiedel, Jr. resigned as the Senior Vice President and Chief Financial Officer of Patapsco Bancorp, Inc. (the “Company”) and The Patapsco Bank. The Company has not selected a new Chief Financial Officer at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Patapsco Bancorp, Inc.

Date: March 5, 2012	By:	/s/ Michael J. Dee
Michael J. Dee
President and Chief Executive Officer